SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 22, 2007 (Date of earliest event reported)	Commission file number: 000-28131

Pilot Therapeutics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	56-2280858
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

635 West Fourth Street, Suite 200
Winston-Salem, North Carolina 27101
(Address of principal executive offices)
(Zip code)

(336) 716-4587
(Registrant’s telephone number, including area code)

Item 7

On March 22, 2007, Pilot Therapeutics Holdings, Inc. issued a press release announcing the decision of its Board of Directors to file a Form 15 to terminate the registration of its common stock under the Securities Exchange Act of 1934. A copy of the press release is attached as Exhibit 99.1 to this report, and is incorporated herein by reference.

Item 9

EXHIBITS

99.1	Press Release, dated as of March 22, 2007.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pilot Therapeutics Holdings, Inc.

	By:	/s/ Scott Derks

Scott Derks
President
Date: March 22, 2007